Note 9. Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Apr. 30, 2016	Apr. 30, 2015
Net loss before taxes	$ (125,638)	$ (797,865)
Computed expected tax recovery	(42,717)	(271,274)
Permanent differences and other	2,343	178,159
Change in valuation allowance	40,374	93,115
Income tax provision	$ 0	$ 0
UNITED STATES
Statutory rate	34.00%	34.00%
CANADA
Statutory rate	26.00%